Exhibit 10.50

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SECOND AMENDMENT TO

THE LICENSE, SUPPLY AND DISTRIBUTION AGREEMENT BETWEEN ELITE PHARMACEUTICALS, INC./ELITE LABORATORIES, INC. AND GLENMARK PHARMACEUTICALS INC. USA

This Amendment, dated as of January 2, 2020 (the “Amendment”), by and between Elite Laboratories, Inc., a Delaware corporation, and Elite Pharmaceuticals, Inc., a Nevada corporation, with offices at 165 Ludlow Avenue, Northvale, New Jersey (“Elite”) and Glenmark Pharmaceuticals Inc. USA, a Delaware corporation located at 750 Corporate Drive, Mahwah, New Jersey 07430 (“Glenmark”) relating to that License, Supply and Distribution Agreement Between Elite and Glenmark dated May 22, 2018 and the Second Amendment to the License, Supply and Distribution Agreement dated August 1, 2018 (together the “Agreement”);

WHEREAS Glenmark and Elite desire to amend the Agreement on the terms and subject to the conditions contained herein: and

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

NOW, THEREFORE in consideration of the mutual covenants and agreements contained herein, the sufficiency, adequacy and satisfaction of which are hereby acknowledged, Glenmark and Elite hereby agree as follows:

1.	The Parties agree to amend the Agreement by terminating the license for Methadone HCl 5 mg on December 31, 2019 and 10 mg tablets and Phendimetrazine 35 mg tablets on February 28, 2020. Schedule A of the Agreement shall be replaced in its entirety with new Schedule A listed below:

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SCHEDULE A

Products and Prices

Product List

Generic Name	ANDA #	Reference Listed Drug	Market exclusivity grant from ELITE
Trimipramine 25 mg, 50 mg, 100 mg capsule	077361	Surmontil® (Trimipramine Maleate) Capsules mfg by Teva Pharmaceuticals Industry Ltd.)	Exclusive
Isradipine 2.5 mg, 5.0 mg capsule	077169	Dynacirc® (Isradipine) Capsules mfg by GlaxoSmithKline	Exclusive

Products and Prices

Transfer Prices ($/bottle)

Name	Full Batch Qty.	Bottle Size	Cost per bottle
Trimipramine Maleate capsule, 25 mg	65,000 capsules	30 count	$[***]
Trimipramine Maleate capsule, 50 mg	150,000 capsules	30 count	$[***]
Trimipramine Maleate capsule, 100 mg	150,000 capsules	30 count	$[***]
Isradipine capsules, 2.5 mg	125,000	100 count	$[***]
Isradipine capsules, 5.0 mg	125,000	100 count	$[***]

Pricing includes all Product manufacturing and packaging costs, quality assurance, batch quality control testing and stability testing, and is subject pricing adjustments in Section 4.1(d).

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

2.	Schedule B of the Agreement shall be replaced in its entirety with new Schedule B listed below:

SCHEDULE B

PRODUCT SPECIFICATIONS

Elite Pharmaceuticals Inc.

FINISHED PRODUCT ANALYSIS

Trimipramine Maleate Capsules Equivalent to 25mg of Trimipramine			Number: SP0850
Manufacturer: Elite Laboratories, Inc	DEPARTMENT: ANALYTICS AND QC	Version: 1	Item Code: 0850
QC#:	Batch #:	Manufacturing Date: Expiration Date:

Test / Method	Specification	Results	Reference
Appearance Visual	#2 Capsules, light blue opaque cap, yellow opaque body, imprinted “A-293” in black ink on cap and body, filled with white to off-white powder
Identification A. HPLC ATM-0850-ASCU	The retention time of the major peak of the Sample solution corresponds to that of the Standard solution, as obtained in the Assay
Identification B. Ultraviolet Absorption ATM-0850-ASCU	The UV spectrum of the Sample solution exhibits maxima only at the same wavelength as those obtained from that of standard solution, as obtained in the Assay
Assay ATM-0850-ASCU	90.0% -110.0%
Uniformity of Dosage Units by Content Uniformity ATM-0850-ASCU	Meets USP <905> requirements
Organic Impurities ATM-0850-IMP	a. Iminodibenzyl: NMT 0.2% b. Imipramine: NMT 0.2% c. Dehydro Trimipramine: NMT 0.2% d. Single Largest Individual Unspecified Impurity: NMT 0.1% e. Total Known and Unknown Impurities: NMT 0.5%
Dissolution ATM-0850-DISS	NLT 80% (Q) in 30 minutes
Water Content USP<921> method 1a	NMT 6.0%
Residual Solvents	USP <467> option 1	Complies
Elemental Impurities	Meets USP <232> and <233> requirements	Complies

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SCHEDULE B

PRODUCT SPECIFICATIONS

Elite Pharmaceuticals Inc.

FINISHED PRODUCT ANALYSIS

Trimipramine Maleate Capsules Equivalent to 50mg of Trimipramine			Number: SP0851
Manufacturer: Elite Laboratories, Inc	DEPARTMENT: ANALYTICS AND QC	Version: 1	Item Code: 0851
QC#:	Batch #:	Manufacturing Date: Expiration Date:

Test / Method	Specification	Results	Reference
Appearance Visual	#2 Capsules, light blue opaque cap, medium orange opaque body, imprinted “A-294” in black ink on cap and body, filled with white to off-white powder
Identification A. HPLC ATM-0850-ASCU	The retention time of the major peak of the Sample solution corresponds to that of the Standard solution, as obtained in the Assay
Identification B. Ultraviolet Absorption ATM-0850-ASCU	The UV spectrum of the Sample solution exhibits maxima only at the same wavelength as those obtained from that of standard solution, as obtained in the Assay
Assay ATM-0850-ASCU	90.0% -110.0%
Uniformity of Dosage Units by Content Uniformity ATM-0850-ASCU	Meets USP <905> requirements
Organic Impurities ATM-0850-IMP	a. Iminodibenzyl: NMT 0.2% b. Imipramine: NMT 0.2% c. Dehydro Trimipramine: NMT 0.2% d. Single Largest Individual Unspecified Impurity: NMT 0.1% e. Total Known and Unknown Impurities: NMT 0.5%
Dissolution ATM-0850-DISS	NLT 80% (Q) in 30 minutes
Water Content USP<921> method 1a	NMT 6.0%
Residual Solvents	USP <467> option 1	Complies
Elemental Impurities	Meets USP <232> and <233> requirements	Complies

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SCHEDULE B

PRODUCT SPECIFICATIONS

Elite Pharmaceuticals Inc.

FINISHED PRODUCT ANALYSIS

Trimipramine Maleate Capsules Equivalent to 100mg of Trimipramine			Number: SP0852
Manufacturer: Elite Laboratories, Inc	DEPARTMENT: ANALYTICS AND QC	Version: 1	Item Code: 0852
QC#:	Batch #:	Manufacturing Date: Expiration Date:

Test / Method	Specification	Results	Reference
Appearance Visual	#2 Capsules, light blue opaque cap, white opaque body, imprinted “A-295” in black ink on cap and body, filled with white to off-white powder
Identification A. HPLC ATM-0850-ASCU	The retention time of the major peak of the Sample solution corresponds to that of the Standard solution, as obtained in the Assay
Identification B. Ultraviolet Absorption ATM-0850-ASCU	The UV spectrum of the Sample solution exhibits maxima only at the same wavelength as those obtained from that of standard solution, as obtained in the Assay
Assay ATM-0850-ASCU	90.0% -110.0%
Uniformity of Dosage Units by Content Uniformity ATM-0850-ASCU	Meets USP <905> requirements
Organic Impurities ATM-0850-IMP	a. Iminodibenzyl: NMT 0.2% b. Imipramine: NMT 0.2% c. Dehydro Trimipramine: NMT 0.2% d. Single Largest Individual Unspecified Impurity: NMT 0.1% e. Total Known and Unknown Impurities: NMT 1.5%
Dissolution ATM-0850-DISS	NLT 80% (Q) in 30 minutes
Water Content USP<921> method 1a	NMT 6.0%
Residual Solvents	USP <467> option 1	Complies
Elemental Impurities	Meets USP <232> and <233> requirements	Complies

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SCHEDULE B

PRODUCT SPECIFICATIONS

Elite Pharmaceuticals Inc.

FINISHED PRODUCT ANALYSIS

Isradipine Capsules USP 2.5 mg			Number: SP0910
Manufacturer: Elite Laboratories, Inc	Department: Analytics and QC	Version 1	Item Code: 0910
QC#:	Batch #:	Manufacturing Date: Expiration date:

Test / Method	Specification	Results	Notebook Reference
Description Visual	White opaque capsules with imprint “A263” on cap and body filled with yellow colored powder
Ultraviolet Absorption Identification USP <197U> 25µg/mL in methanol Cell Size: 1 cm Range: 250-450nm	The maxima obtained with the sample preparation corresponds with that of standard preparation
Chromatographic Identification ATM-0910-ASCU	The retention time of the major peak in the chromatogram of the Assay preparation corresponds to that in the chromatogram of the Standard preparation, as obtained in Assay
Assay ATM-0910-ASCU	90.0% -110.0% of the labeled amount of isradipine
Uniformity of Dosage (Content Uniformity) ATM-0910-ASCU	Meets USP <905> Acceptance Value ≤ 15.0
Related Substances (Impurities/Degradants) ATM-0910-IMP

a. Impurity C: NMT 0.2%

b. Impurity A: NMT 0.3%

c. Impurity D or USP related compound A: NMT 0.2%

d. Impurity B: NMT 0.3%

e. Impurity F: NMT 0.15%

f. Isradipine Ethyl-Isopropyl: NMT 0.15%

g. Each Unknown Related Substances: NMT 0.10%

h. Total (Known and Unknown): NMT 1.2%

Dissolution ATM-0910-DISS	Not less than 75% (Q) of labeled amount of isradipine is dissolved in 45 minutes
Water Determination USP <921>	Not more than 8.0%
Residual Solvents	USP<467> option 1	Complies	Refer to Certification
Elemental Impurities	Meets USP <232> and <233> requirements	Complies

1

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

SCHEDULE B

PRODUCT SPECIFICATIONS

Elite Pharmaceuticals Inc.

FINISHED PRODUCT ANALYSIS

Isradipine Capsules USP 5 mg			Number: SP0911
Manufacturer: Elite Laboratories, Inc	Department: Analytics and QC	Version 1	Item Code: 0911
QC#:	Batch #:	Manufacturing Date: Expiration date:

Test / Method	Specification	Results	Notebook Reference
Description Visual	Flesh opaque capsules with imprint “A264” on cap and body filled with yellow colored powder
Ultraviolet Absorption Identification USP <197U> 25µg/mL in methanol Cell Size: 1 cm Range: 250-450nm	The maxima obtained with the sample preparation corresponds with that of standard preparation
Chromatographic Identification ATM-0910-ASCU	The retention time of the major peak in the chromatogram of the Assay preparation corresponds to that in the chromatogram of the Standard preparation, as obtained in Assay
Assay ATM-0910-ASCU	90.0% -110.0% of the labeled amount of isradipine
Uniformity of Dosage (Content Uniformity) ATM-0910-ASCU	Meets USP <905> Acceptance Value ≤ 15.0
Related Substances (Impurities/Degradants) ATM-0910-IMP

a. Impurity C: NMT 0.2%

b. Impurity A: NMT 0.3%

c. Impurity D or USP related compound A: NMT 0.2%

d. Impurity B: NMT 0.3%

e. Impurity F: NMT 0.15%

f. Isradipine Ethyl-Isopropyl: NMT 0.15%

g. Each Unknown Related Substances:
NMT 0.10%

h. Total (Known and Unknown): NMT 1.2%

Dissolution ATM-0910-DISS	Not less than 75% (Q) of labeled amount of isradipine is dissolved in 45 minutes
Water Determination USP <921>	Not more than 8.0%
Residual Solvents	USP<467> option 1	Complies	Refer to Certification
Elemental Impurities	Meets USP <232> and <233> requirements	Complies

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

3.	Post termination of Glenmark’s license right under this Agreement to sell Methadone and Phendimetrazine, Glenmark will be permitted to sell its remaining inventory of Methadone and Phendimetrazine per Section 8.4 of the Agreement and Elite will continue to receive License Fees per Section 3.3, however Glenmark agrees not to apply any negative License Fees (profit losses) to Elite’s profit split with respect to Methadone or Phendimetrazine sold on or after October 1, 2019.
4.	Parties have agreed that Elite shall not hold Glenmark liable to pay for any remaining Methadone or Phendimetrazine raw materials and packaging materials procured or ordered in Elite’s inventory as of December 31, 2019.
5.	Further all consequential changes stand incorporated in the Agreement to effect the aforesaid change.
6.	This Amendment shall be an integral part of the Agreement.

Except as expressly provided in this Amendment, the Agreement and all provisions therein are and shall continue to be in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

Elite Pharmaceuticals, Inc.		Glenmark Pharmaceuticals Inc., USA

By:	/s/ Nasrat Hakim	By:	/s/ Sanjeev Krishan
Name:	Nasrat Hakim	Name:	Sanjeev Krishan
Title:	President and CEO	Title:	EVP
Date:	1-2-20	Date:	14-1-20

Elite Laboratories, Inc.

By:	/s/ Nasrat Hakim
Name:	Nasrat Hakim
Title:	President and CEO
Date:	1-2-20